December 15, 2014

Multi Solutions II, Inc.
4400 Biscayne Boulevard; 10th Floor
Miami, FL 33137

Re:    Amendment No. 4 to Revolving Credit Promissory Note

Reference is made to the Revolving Credit Promissory Note (the “Revolver”) dated April 23, 2012 in consideration of the mutual agreements and covenants contained and other good and valuable consideration, the parties hereto agree to increase the Commitment Amount, as defined in the Revolver, from $300,000 to $350,000 and extend the Maturity Date of the Revolver to December 31, 2017 from December 31, 2015.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Revolving Credit Promissory Note to be duly executed and attested, all as of the date first written above.

BORROWER:

MUTLI SOLUTIONS II, INC., a Florida Corporation

By:    /s/ Robert M. Lundgren
Name:    Robert M. Lundgren
Director

LENDER:

VECTOR GROUP LTD., a Delaware Corporation

By:    /s/ Marc N. Bell
Name:    Marc N. Bell
Vice President, General Counsel and Secretary